Exhibit 99.2

Management Presentation November 2, 2011 Third Quarter 2011 Results

This presentation, including our “ 2011 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings . FORWARD LOOKING STATEMENTS & OTHER INFORMATION

KEY HIGHLIGHTS • Q3 2011 organic revenue growth of 17.9% and YTD organic growth of 21.5% • Q3 2011 revenue increased 33.4% to $238.2 million versus $178.6 million in Q3 2010 • Q3 2011 EBITDA decreased 21.1% to $16.3 million versus $20.6 million in Q3 2010 • Net new business wins of $28.9 million for Q3 2011, an increase of 97.1% from Q3 2010, and YTD wins totaling $75.7, an increase of 56.1% • Revenue for 2011 now expected to be $915 to $930 million • EBITDA for 2011 now expected to be $90 to $100 million • Total Free Cash Flow for 2011 now expected to be $43 to $53 million • Affirm commitment to long term EBITDA margin target of 15 - 17%

CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2011 2010 2011 2010 Revenue 238.2$ 178.6$ 33.4% 696.2$ 484.4$ 43.7 % Operating Expenses Cost of services sold 175.4 122.7 42.9% 497.0 335.7 48.1 % Office and general expenses 56.6 45.1 25.5% 156.1 118.5 31.8 % Depreciation and amortization 9.9 9.4 5.7% 30.0 23.2 29.3 % Operating Income (Loss) (3.6) 1.4 (352.1) % 13.2 7.1 85.4 % Other income (expense) (13.9) (8.4) (33.3) (24.6) Income tax expense (recovery) (0.0) 0.4 0.9 1.2 Equity in earnings (loss) of non-consolidated affiliates (0.1) (1.5) 0.2 (1.6) Loss from Continuing Operations (17.6) (8.8) (20.8) (20.4) Loss from discontinued operations attributable to MDC Partners Inc., net of taxes - (0.6) - (2.0) Net Loss (17.6) (9.5) (20.8) (22.4) Net income attributable to the non- controlling interests (2.0) (1.4) (6.1) (4.5) Loss Attributable to MDC Partners Inc. (19.6)$ (10.9)$ (26.9)$ (26.9)$ % Change Three Months Ended September 30, Nine Months Ended September 30, % Change Note: Actuals may not foot due to rounding

SUMMARY OF SEGMENT RESULTS - REVENUE • Strategic Marketing Services Group: Technology, integrated marketing and communication service firms and strategic consulting service firms. • Maintained double digit organic growth despite the roll off associated with a client loss from the first quarter. • Performance Marketing Services Group: Analytics, database marketing and consumer insights that provide targetable, measurable solutions that drive superior Return on Marketing Investment. • Organic revenue growth accelerated from the prior quarter. • Underscores clients’ focus on measuring effectiveness of marketing spend. (US$ in millions, except percentages) 2011 2010 2011 2010 Revenue Strategic Marketing Services 146.1$ 110.6$ 32.1% 442.6$ 308.7$ 43.4 % Performance Marketing Services 92.1 68.0 35.4% 253.6 175.7 44.4 % Total Revenue 238.2$ 178.6$ 33.4% 696.2$ 484.4$ 43.7% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

THIRD QUARTER 2011 REVENUE GROWTH BY SEGMENT Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 14.3% 23.8% 17.9% Acquisition Growth 16.9% 10.7% 14.5% Foreign Exchange Growth 0.9% 0.9% 1.0% Total 32.1% 35.4% 33.4%

YEAR TO DATE 2011 REVENUE GROWTH BY SEGMENT Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 23.1% 18.8% 21.5% Acquisition Growth 19.3% 24.4% 21.2% Foreign Exchange Growth 1.0% 1.2% 1.0% Total 43.4% 44.4% 43.7%

THIRD QUARTER REVENUE BY CLIENT SECTOR Note: Actuals may not foot due to rounding Retail, 16% Other, 12% Financials, 8% Communications, 16% Consumer Products, 29% Technology, 12% Healthcare, 6% Auto, 3% Q3 2011 Q3 2010 Retail, 12% Communications, 13% Other, 15% Financials, 9% Auto, 4% Healthcare, 5% Technology, 8% Consumer Products, 34%

Outperformance Despite More Difficult Comparisons Note: Peers include Omnicom, Interpublic, WPP Group, Havas and Publicis for 1Q08 - 3Q11 ORGANIC GROWTH 3Q +17.9% MDC Partners vs. Peers Trailing 12 Month Organic Revenue -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1Q082Q083Q084Q081Q092Q093Q094Q091Q102Q103Q104Q101Q112Q113Q11 MDC Partners Peers

SUMMARY OF SEGMENT RESULTS - EBITDA (US$ in millions, except percentages) 2011 2010 2011 2010 EBITDA Strategic Marketing Services 10.0$ 15.9$ (37.0) % 54.3$ 44.1$ 23.1 % margin 6.9% 14.4% 12.3% 14.3% Performance Marketing Services 11.4 7.9 44.3% 23.9 15.1 58.8 % margin 12.4% 11.6% 9.4% 8.6% Marketing Communications 21.5 23.8 (10.0) % 78.2 59.2 32.2 % margin 9.0% 13.3% 11.2% 12.2% Corporate Expenses (5.3) (3.5) 51.7% (15.3) (10.9) 40.0 % Profit Distributions from Affiliates 0.1 0.2 0.5 0.3 Total EBITDA 16.3$ 20.6$ (21.1) % 63.5$ 48.5$ 30.9 % margin 6.8% 11.5% 9.1% 10.0% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change Note: Actuals may not foot due to rounding

FREE CASH FLOW (US$ in millions) 2011 2010 2011 2010 EBITDA $16.3 $20.6 $63.5 $48.5 Net Income Attibutable to Noncontrolling Interests (2.0) (1.4) (6.1) (4.5) Capital Expenditures (9.2) (2.4) (16.4) (8.2) Cash Taxes 0.0 0.0 (0.2) (0.8) Cash Interest, net and other (9.8) (8.0) (28.2) (22.0) Free Cash Flow ($4.7) $8.7 $12.6 $13.1 Three Months Ended September 30, Nine Months Ended September 30, Note: Actuals may not foot due to rounding

LIQUIDITY *Note: At September 30, 2011, after giving effect to the limitations under the 11% Senior Notes indenture, approximately $32 mi llion was available under the bank credit facility. (US$ in millions) Commitment Under Facility 150.0$ Drawn 47.6 Letters of Credit 5.5 Funds Available Under Facility 96.8$ Total Cash 7.3 Liquidity 104.2$ Available Liquidity at September 30, 2011*

2011 FINANCIAL OUTLOOK Revised 2011 Guidance Revenue $915 - $930 million EBITDA $90 - $100 million Free Cash Flow $23 - $33 million + Change in Working Capital and Other +$20 million Total Free Cash Flow $43 - $53 million Note: See appendix for definitions of non-GAAP measures

APPENDIX

TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA Note: Excludes put rights of $54.5 million exercisable pursuant to termination of employment or death. Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2011 4.1 0.5 4.6 2.8 2012 14.4 0.8 15.2 1.7 2013 5.9 1.2 7.1 1.2 2014 3.8 0.7 4.5 0.8 Thereafter 8.2 0.6 8.8 2.8 Total $36.4 $3.8 $40.2 $9.3 Effective Multiple 4.3 Estimated Put Impact at September 30, 2011 Payment Consideration

BALANCE SHEET: 2016 SENIOR NOTES Principal Amount $345 Million Date October 23, 2009/May 14, 2010/April 19, 2011 Maturity November 1, 2016 Security Unsecured Coupon 11% Ratings Moody’s -Corporate: B1; Notes: B2 S&P: Corporate: B+; Notes: B+ Principal Amount $345 Million Date October 23, 2009/May 14, 2010/April 19, 2011 Maturity November 1, 2016 Security Unsecured Coupon 11% Ratings Moody’s -Corporate: B1; Notes: B2 S&P: Corporate: B+; Notes: B+

BALANCE SHEET: REVOLVING CREDIT FACILITY Amount $150 Million Type Senior Secured Maturity October 23, 2015 Facility Fee 50bps per annum Drawn Rate Prime + 225bps / LIBOR +250bps Covenants •Minimum EBITDA: $94.6 million •Fixed Charge Coverage Ratio: 1.25:1.0 •Senior Leverage Ratio: 2.0:1.0 •Total Leverage Ratio: 4.15:1.0 Amount $150 Million Type Senior Secured Maturity October 23, 2015 Facility Fee 50bps per annum Drawn Rate Prime + 225bps / LIBOR +250bps Covenants •Minimum EBITDA: $94.6 million •Fixed Charge Coverage Ratio: 1.25:1.0 •Senior Leverage Ratio: 2.0:1.0 •Total Leverage Ratio: 4.15:1.0

SUMMARY OF CASH FLOW (US$ in millions) 2011 2010 Cash flows (used in) provided by continuing operating activities ($6.2) $27.0 Discontinued operations - (1.7) Net cash (used in) provided by operating activies ($6.2) $25.3 Cash flows used in continuing investing activities ($69.3) ($86.4) Discontinued operations - (0.7) Net cash used in investing activities ($69.3) ($87.1) Net cash provided by financing activities $72.5 $50.9 Effect of exchange rate changes on cash and cash equivalents ($0.7) $0.0 Net decrease in cash and cash equivalents ($3.6) ($10.9) Nine Months Ended September 30, Note: Actuals may not foot due to rounding

DEFINITION OF NON - GAAP MEASURES • EBITDA: EBITDA is a non-GAAP measure, that represents operating profit plus depreciationand amortization, stock- based compensation, acquisition deal costs, deferred acquisitionconsideration adjustments and profit distributions from affiliates. • Organic Growth: Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. • Free Cash Flow: Free cash flow is a non-GAAP measure that represents EBITDA less net income attributableto noncontrollinginterests, less capital expenditures net of landlord reimbursements, less net cash interest (including interest paid and to be paid on the 11% Senior Notes), less cash taxes plus realized cash foreign exchange gains. • Total Free Cash Flow:Total free cash flow is a non-GAAP measure that represents free cash flow plus changes in working capital plus other changes in cash. • Net Bank Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on Nov 1, 2011.